Banc of America Securities Energy & Power Conference November 17-19, 2003 Xcel Energy Inc. 800 Nicollet Mall Minneapolis, Minnesota 55402 www.xcelenergy.com

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include statements regarding projected earnings, cash flows, capital expenditures and other statements that are intended to be identified in this document by the words "anticipate," "estimate," "expect," "projected," "objective," "outlook," "possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy's nonregulated businesses compared with Xcel Energy's regulated business; the failure to realize expectations regarding the NRG settlement agreement; failure of NRG to emerge from bankruptcy in 2003; financial conditions of NRG; actions by the bankruptcy court in NRG's bankruptcy case; and the other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy's report on Form 10-K for year 2002. Safe Harbor

Dick Kelly President and Chief Operating Officer

Significant Accomplishments - 2003 Reached settlement with NRG creditors Maintained investment grade bond rating Completed Colorado rate case Received approval for continued operation of Prairie Island nuclear plant Refinanced $1.6 billion of debt, saving over $20 million in annual interest expense Utilities achieved solid results for first nine months of 2003

Xcel Energy Strengths Operate utility assets well; outstanding generation Growing service area Fair regulation Forward-looking policy makers Low rates Increasing financial strength Strong environmental record

Objectives Invest additional capital in utility business Provide competitive returns to shareholders Improve credit ratings

Invest Additional Capital Nuclear steam generator replacement Targeted distribution reliability upgrades Core utility capital investment of $900 to $950 million/year Prospective Capital Additions Committed Incremental Capital Additions Minnesota Metro Emission Reduction Program Potential Colorado coal plant Minnesota/South Dakota combustion turbines

Provide Competitive Total Return Earnings Growth 2 - 3% per year Dividend Yield - Current 4.5% Dividend Growth To be reviewed Elimination of NRG Overhang

Regulatory Strategy Conservation and DSM rider Renewable Resource rider Colorado ECA mechanism Denver Metro Emissions rider Matching expenditures with cost recovery: Minnesota Metro Emissions rider Colorado Purchased Capacity rider Transmission (renewable) rider Colorado Resource addition Future Present File rate cases when necessary

Dividend Policy Dividend policy to be addressed in June 2004, after final NRG settlement payment Issues to be considered - Cash from operations - Level of utility capital expenditures - Dividend payout ratio - Credit rating implications Potential dividend payout ratio bandwidth 60 - 75%

Credit Rating Objectives Holding Company BBB+ to BBB Operating Utility A Range

Priorities Complete resolution of NRG Payment of delayed dividend Meet earnings per share objective Establish dividend policy Improve credit ratings Implement timely cost recovery mechanisms Reduce exposure to non-core businesses

Ben Fowke Vice President, Chief Financial Officer and Treasurer

NRG Bankruptcy Timetable October 8 FERC approved transfer of NRG assets October 10 SEC approved mailing NRG's Reorganization Plan October 15 NRG's Reorganization Plan distributed to creditors November 12 Reorganization Plan votes returned November 21/24 Confirmation hearing scheduled on NRG's Reorganization Plan Prior to NRG expected to emerge from December 15 bankruptcy

Tax Benefits Associated with NRG Total tax benefit of approximately $1.1 billion Tax refund of $325 million - Spring 2004 NOL of $750 million realized at approximately $125 million annually from 2003-2008

Projected Retained Earnings Year-end 2003 Retained Earnings Balance (9/30/2003) $ 43 Earnings October - December* 100 Tax Benefit of Settlement Payments** 260 Reversal of Negative Investment in NRG** 106 Dividend Declaration** (152) Projected Year-End Retained Earnings $ 357 * For illustration, assumes earnings at the low-end of guidance range ** Assumes NRG emerges from bankruptcy prior to year-end 2003 Millions of Dollars

2003 Earnings Guidance Utility Operations $1.25 - $1.30 Holding Company Financings (0.09) Seren (0.05) Other Nonregulated Subsidiaries 0.04 Xcel Energy - Pro forma $1.15 - $1.20 Xcel Energy Share of NRG's Losses (0.62) Tax Benefits Associated with NRG 0.90 Gain on Sale of Viking Gas 0.05 Xcel Energy - GAAP $1.48 - $1.53 EPS Range Dollars per Share

2004 Earnings Drivers and Assumptions NRG emerges from bankruptcy in 2003 Weather adjusted retail sales growth of 2.2% for electric and 2.4% for gas Successful recovery of Colorado capacity cost increases Short-term wholesale and trading margin equivalent to projected 2003 levels Operating and maintenance expenses increasing 2 - 3% over projected 2003 levels Effective tax rate approximately 31% Common stock and equivalents of 425 million shares

2004 Earnings Guidance Utility Operations $1.25 - $1.32 Holding Company Financings (0.08) Nonregulated Subsidiaries (0.02) - 0.01 Xcel Energy $1.15 - $1.25 EPS Range Dollars per Share

Sources 2003 2004 2005 Cash from Operations $1,300 >$1,300 >$1,300 Avoided Tax Payment 125 125 125 Tax Refund 30 325 Citadel Greenshoe Option 58 Dividend Reinvestment 20 Total Sources $1,533 >$1,750 >$1,425 Uses Capital Expenditures $ 932 $1,200 $1,200 Current Dividend Payment Rate 300 300 300 NRG Settlement 752 Total Uses $1,232 $2,252 $1,500 Projected Cash Flow * Excludes $425 million of Xcel Energy cash on hand as of October 31, 2003 * Dollars in Millions

Xcel Energy Investment Merits Low risk, integrated utility Transparent business model No restructuring anticipated Constructive regulation Improving credit profile Total return 7 - 8%

Appendix

Financial Summary Dividend Yield 4.5% Earnings Growth 2 - 3% per year Dividend Payout Ratio - Current 60 - 65% Market Capitalization $6.6 billion Trading Volume >1 million shares daily Institutional Ownership 42% (Excludes 5% Employee Ownership) Bond Ratings Moody's S&P Holding Co. (Unsecured Debt) Baa3 BBB- Operating Utilities (Secured Debt) A3 to Baa1 BBB+

Forecast Annual Electric Gas Growth Rate PSCo 1.3 1.2 1.9% NSPM 1.4 0.4 1.5 NSPW 0.2 0.1 1.8 SPS 0.4 - 0.3 Total 3.3 1.7 1.6% Customers (Millions) Minneapolis/St. Paul Minnesota Generating Plants Denver Colorado Amarillo Texas

Balanced Power Supply Owned 72 > 5 Years 21 1-5 Years 4 <1 Year 3 2003 Energy (Projected) 2003 Capacity Contracted Purchases 28% Owned Generation 72% < 1 Yr 3% Coal 51 Gas 11 Other 2 Purchases 24 Nuclear 12 Purchases 24% Other 2% 1- 5 Yrs 4% > 5 Yrs 21% Nuclear 12% Coal 51% Gas 11%

Retail Electric Rate* Comparison Central US *EEI typical bills - Winter 2002 Companies $ per MWH Amarillo 4.42 Salt Lake City 5.06 Kansas City 5.73 Denver 5.84 Minneapolis/St Paul 5.85 St Louis 5.92 Des Moines 6.26 Chicago 6.64 Milwaukee 6.67 Phoenix 7.85 Cents per Kwh Amarillo Kansas City Denver Mpls/St. Paul St. Louis Des Moines Chicago Milwaukee Phoenix Salt Lake City 4.42 5.84 5.85

2002 Generation Production Cost S&P Electric Index Companies Total Production $/MWh KeySpan Energy 14.65 Cinergy Corp. 15.36 Allegheny Energy, Inc. 16.16 Ameren Corp. 16.21 AES Corp., The 17.59 PPL Corp. 18.04 PG&E Corp 19.95 American Electric Power Company Inc 19.98 Duke Energy Corp. 20.71 Pinnacle West Capital Corp. 21.14 Xcel Energy, Inc. 21.39 Southern Company 21.56 Exelon 21.66 CMS Energy Corp. 21.74 FirstEnergy Corporation 22.84 Edison International 22.88 Dominion 22.99 Constellation Energy Group, Inc. 24 DTE Energy Co. 24.73 Progress Energy, Inc. 24.87 TXU Corporation 24.92 CenterPoint Energy Inc. 25 Public Service Enterprise Group, Inc. 25.27 Sempra Energy 25.43 Entergy Corp. 25.51 FPL Group, Inc. 27.38 TECO Energy, Inc. 31.36 Consolidated Edison, Inc. 55.01 Dollars per Mwh Xcel Energy Source: Platts Powerdat $21.39

Fossil Generation* Equivalent Forced Outage Rate Date Actuals 1999 4.56 2000 4.09 2001 3.82 2002 2.83 2003 2.8 * Greater than 100 Mw Percent of Time 4.6% 4.1% 3.8% 2.8% YTD June 30 2.8%

Date Sulfur Dioxide Emission Rate Nitrogen Oxide Emission Rate 1997 5.31 4.05 1998 4.96 3.82 1999 4.83 3.55 2000 4.47 3.4 2001 4.32 3.28 2002 4.31 3.2 2003* 3.77 2.8 Sulfur Dioxide and Nitrogen Oxide Emission Rates Pounds per Mwh * Estimated emission rates

Minnesota Metro Emission Reduction Proposal Coal to gas conversion - High Bridge 272 Mw - Riverside 79 Refurbish - King (coal-fired plant) 60 Total 411 Mw Emission reduction - SO2 36,000 tons/year - NOX 29,000 tons/year Capital expenditures $1 billion 2005-2009 Contingent on approval of cost recovery through rate rider mechanism Net Dependable Capacity Increase

Colorado Resource Plan 1,600 Mw of new generation required by 2013 Growing Colorado load requires more base-load generation Resource Plan will explore variety of options Coal generation reduces price volatility 500 - 750 Mw plant at existing site - Potential for multiple owners

2004 Utility Capital Expenditures Replace/Refurbish Upgrade/Modernization Other Customer Additions 2004 Capital Budget Expenditures 31 11 23 35 Other 23% Upgrade/ Modernization 11% Replace/Refurbish 31% Customer Additions 35%

Avail- Company Facility Drawn able Cash* Liquidity* NSPM $ 275 $ 40 $ 235 $119 $ 354 PSCo 350 1 349 29 378 SPS 100 3 97 26 123 Xcel Hold Co. 400 1 399 251 650 Total $1,125 $ 45 $1,080 $425 $1,505 Liquidity Dollars in Millions * Reflects balances as of October 31, 2003

Issuance Company Amount Coupon Date Maturity PSCo $ 250 4.875% May 2003 Mar 2013 Holding Co. 195 3.400 Jun 2003 July 2008 NSPM 200 2.875 Aug 2003 Aug 2006 NSPM 175 4.750 Aug 2003 Aug 2010 PSCo 300 4.375 Sept 2003 Oct 2008 PSCo 275 5.500 Sept 2003 Apr 2014 NSPW 150 5.250 Sept 2003 Oct 2018 SPS 100 6.000 Oct 2003 Oct 2033 Total $1,645 4.560% Financing Plan - 2003 Dollars in Millions Note: Net proceeds used to refinance higher coupon debt

Authorized Return Net Equity* on Equity Income NSPM $1,762 11.47% $202 NSPW 419 11.90 50 PSCo 1,965 10.85 213 SPS 783 11.50 90 Total $4,929 $555 Regulated Utility Potential Earnings Dollars in Millions * Equity as of June 30, 2003 Utility EPS at Authorized ROE Levels: $1.31 Common Stock and Equivalents: 425 million shares

Capital Structure As of September 30, 2003 Debt Common Equity Pref Equity Capital Structure 59 40 1 Preferred Equity 1% Debt & TOPrS 59% Common Equity 40%